                                                                    EXHIBIT 99.1
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                                   CHAPTER 11

IN RE: ENRON CORP.,
ET AL., DEBTORS      CASE NOS. 01-16033 THROUGH 01-16046, 01-16048, 01-16076,
                     01-16078, 01-16080, 01-16109 THROUGH 01-16111, 01-16280,
                     01-16319, 01-16428 THROUGH 01-16431, 01-16467, 01-16483,
                     02-10007, 02-10038, 02-10059 THROUGH 02-10061, 02-10132,
                     02-10232, 02-10252, 02-10346, 02-10464, 02-10613, 02-10632,
                     02-10743, 02-10747, 02-10748, 02-10751, 02-10755, 02-10757,
                     02-10760, 02-10761, 02-10764, 02-10766, 02-10939, 02-11123,
                     02-11239, 02-11242, 02-11267, 02-11268, 02-11272, 02-11824,
                     02-11884, 02-12104, 02-12105, 02-12106, 02-12347, 02-12398,
                     02-12400, 02-12402, 02-12403

                              (JOINTLY ADMINISTERED)

                         MONTHLY OPERATING STATEMENT FOR
                          THE MONTH ENDED MAY 31, 2002

DEBTORS' ADDRESS:      Enron Corp. et al.
                       1400 Smith Street
                       Houston, TX 77002

DEBTORS' ATTORNEY:     Weil, Gotshal & Manges LLP
                       767 Fifth Avenue
                       New York, NY 10153

REPORT PREPARER:       Enron Corp. et al.


                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

      The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

      The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE: October 28, 2002             By: /s/ Raymond M. Bowen, Jr.
                                       -------------------------------
                                   Name:  Raymond M. Bowen, Jr.
                                   Title: Executive Vice President and
                                          Chief Financial Officer

                                EXPLANATORY NOTES

BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR MAY 2002

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through May 2002 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

o Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank. Excludes amounts in restricted cash accounts, such as deposits on account and proceeds held in escrow accounts.

Table 2 -- Tax Rollforward (Non-Payroll)

o Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that federal and state income taxes are accrued quarterly on a separate company basis. Currently, entities included in the Enron consolidated tax group are not transferring their tax accrual to Enron Corp. An adjustment is recorded on Enron Corp. to reflect a partial utilization of the Enron Corp. consolidated net operating loss carryforward.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

o Includes all post-petition payables except those related to commodity trading.

Table 4 -- Receivables Aging - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other accounts and notes receivable that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

o Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty.

Table 7 -- Asset Dispositions

o Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Asset sales by unconsolidated affiliates are footnoted. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold. Additionally, the proceeds reported may change as a result of the resolution of ongoing purchase price adjustment disputes with respect to certain of the asset dispositions.

                                                                         Table 1

                                  Enron Debtors
                            Cash Activity Rollforward
                        For the Month Ended May 31, 2002
                                  (In Millions)

                                                             Beginning   3rd Party    3rd Party        Net                  Ending
Debtor Company                                 Case No.        Balance   Receipts   Disbursements  Intercompany    Other    Balance
------------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $  28      $   -       $ (1)          $  -         $  -     $   27
Enron Corp.                                    01-16034           269         52        (74)            31            -        278
Enron North America Corp.                      01-16035           365         87        (10)            33            -        475
Enron Power Marketing, Inc.                    01-16036             -         47        (28)           (19)           -          -
PBOG Corp.                                     01-16037             -          -          -              -            -          -
Smith Street Land Company                      01-16038             -          -         (3)             3            -          -
Enron Broadband Services, Inc.                 01-16039             2          -         (2)             -            -          -
Enron Energy Services Operations, Inc.         01-16040             8         19        (26)            10            -         11
Enron Energy Marketing Corp.                   01-16041             2          9          -            (11)           -          -
Enron Energy Services, Inc.                    01-16042           133         69        (50)             2            -        154
Enron Energy Services, LLC                     01-16043             -          -          -              -            -          -
Enron Transportation Services Company          01-16044             -          -          -              -            -          -
BAM Leasing Company                            01-16045             -          -          -              -            -          -
ENA Asset Holdings, L.P.                       01-16046             1          -          -              -            -          1
Enron Gas Liquids, Inc.                        01-16048             -          -          -              -            -          -
Enron Global Markets LLC                       01-16076             -          -          -              -            -          -
Enron Net Works L.L.C.                         01-16078            (1)         -         (5)             5            -         (1)
Enron Industrial Markets LLC                   01-16080             -          -          -              -            -          -
Operational Energy Corp.                       01-16109             -          -          -              -            -          -
Enron Engineering & Construction Co.           01-16110             1          -          -              -            -          1
Enron Engineering & Operational Services Co.   01-16111             -          -          -              -            -          -
Garden State Paper Company LLC                 01-16280             -          1         (1)             2            -          2
Palm Beach Development Company, L.L.C.         01-16319             -          -          -              -            -          -
Tenant Services, Inc.                          01-16428             7          -          -              -            -          7
Enron Energy Information Solutions, Inc.       01-16429             -          -          -              -            -          -
EESO Merchant Investments, Inc.                01-16430             -          -          -              -            -          -
Enron Federal Solutions, Inc.                  01-16431             -          -          -              -            -          -
Enron Freight Markets Corp.                    01-16467             -          -          -              1            -          1
Enron Broadband Services, L.P.                 01-16483             -          -          -              -            -          -

                           Continued on the next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                        For the Month Ended May 31, 2002
                                  (In Millions)

                                                             Beginning   3rd Party    3rd Party        Net                  Ending
Debtor Company                                 Case No.        Balance   Receipts   Disbursements  Intercompany    Other    Balance
------------------------------------------------------------------------------------------------------------------------------------
Enron Energy Services North America, Inc.      02-10007             -          -         -              -            -          -
Enron LNG Marketing LLC                        02-10038             -          -         -              -            -          -
Calypso Pipeline, LLC                          02-10059             -          -         -              -            -          -
Enron Global LNG LLC                           02-10060             -          -         -              -            -          -
Enron International Fuel Management Company    02-10061             -          -         -              -            -          -
Enron Natural Gas Marketing Corp.              02-10132             -          -         -              -            -          -
ENA Upstream Company LLC                       02-10232             -          -         -              -            -          -
Enron Liquid Fuels, Inc.                       02-10252             -          1         -             (1)           -          -
Enron LNG Shipping Company                     02-10346             1          1         -              -            -          2
Enron Property & Services Corp.                02-10464             -          -        (1)             1            -          -
Enron Capital & Trade Resources
 International Corp.                           02-10613             6         13        (1)           (12)           -          6
Enron Communication Leasing Corp.              02-10632             -         -          -              -            -          -
Enron Wind Corp. (a)                           02-10743
Enron Wind Systems, Inc. (a)                   02-10747
Enron Wind Energy Systems Corp. (a)            02-10748
Enron Wind Maintenance Corp. (a)               02-10751
Enron Wind Constructors Corp. (a)              02-10755
EREC Subsidiary I, LLC                         02-10757             -          -         -              -            -          -
EREC Subsidiary II, LLC                        02-10760             -          -         -              -            -          -
EREC Subsidiary III, LLC                       02-10761             -          -         -              -            -          -
EREC Subsidiary IV, LLC                        02-10764             -          -         -              -            -          -
EREC Subsidiary V, LLC                         02-10766             -          -         -              -            -          -
Intratex Gas Company                           02-10939             -          -         -              -            -          -
Enron Processing Properties, Inc.              02-11123             -          -         -              -            -          -
Enron Methanol Company                         02-11239             -          -         -              -            -          -
Enron Ventures Corp.                           02-11242             -          -         -              -            -          -
Enron Mauritius Company                        02-11267             -          -         -              -            -          -
Enron India Holding Ltd.                       02-11268             -          -         -              -            -          -
Offshore Power Production C.V.                 02-11272             -          -         -              -            -          -
The New Energy Trading Company                 02-11824           251          -         -              -            -        251
EES Service Holdings, Inc                      02-11884             -          -         -              -            -          -
Enron Wind Development LLC (a)                 02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific, LLC (a)                          02-12106
Enron Reserve Acquisition Corp.                02-12347             -          -         -              -            -          -
EPC Estate Services, Inc. (formerly
  National Energy Production Corp.) (a)        02-12398
Enron Power & Industrial Construction Co. (a)  02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
                                                               ------------------------------------------------------------------
Combined Debtor Entities                                       $1,073     $  299    $ (202)          $ 45         $  -    $ 1,215
                                                               ==================================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 2
                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                        For the Month Ended May 31, 2002
                                  (In Millions)

                                                        Beginning                    (Payments)          Ending
Debtor Company                          Case No.         Balance       Accruals        Refunds           Balance
-------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.          01-16033        $    1         $    -          $      -          $   1
Enron Corp.                             01-16034          (314)           (11)               (4)          (329)
Enron North America Corp.               01-16035           195              -                 -            195
Enron Power Marketing, Inc.             01-16036            (9)             -                 -             (9)
PBOG Corp.                              01-16037             -              -                 -              -
Smith Street Land Company               01-16038             4              -                 -              4
Enron Broadband Services, Inc.          01-16039           (13)             -                 -            (13)
Enron Energy Services Operations, Inc.  01-16040           (31)             -                 -            (31)
Enron Energy Marketing Corp.            01-16041            (5)             1                 -             (4)
Enron Energy Services, Inc.             01-16042           163              2                (2)           163
Enron Energy Services, LLC              01-16043             -              -                 -              -
Enron Transportation
  Services Company                      01-16044             -              -                 -              -
BAM Leasing Company                     01-16045             -              -                 -              -
ENA Asset Holdings, L.P.                01-16046             -              -                 -              -
Enron Gas Liquids, Inc.                 01-16048            (1)             -                 -             (1)
Enron Global Markets LLC                01-16076            (1)             -                 -             (1)
Enron Net Works L.L.C.                  01-16078            (7)             -                 -             (7)
Enron Industrial Markets LLC            01-16080            (1)             -                 -             (1)
Operational Energy Corp.                01-16109             -              -                 -              -
Enron Engineering &
  Construction Co.                      01-16110             1              -                 -              1
Enron Engineering & Operational
  Services Co.                          01-16111             -              -                 -              -
Garden State Paper Company LLC          01-16280             2              -                 -              2
Palm Beach Development Company, L.L.C.  01-16319             -              -                 -              -
Tenant Services, Inc.                   01-16428            (8)             -                 -             (8)
Enron Energy Information
  Solutions, Inc.                       01-16429             -              -                 -              -
EESO Merchant Investments, Inc.         01-16430             -              -                 -              -
Enron Federal Solutions, Inc.           01-16431             -              -                 -              -
Enron Freight Markets Corp.             01-16467             -              -                 -              -
Enron Broadband Services, L.P.          01-16483             -              -                 -              -

                           Continued on the next page

                                                                         Table 2
                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                        For the Month Ended May 31, 2002
                                  (In Millions)

                                                        Beginning                    (Payments)          Ending
Debtor Company                          Case No.         Balance       Accruals        Refunds           Balance
-------------------------------------------------------------------------------------------------------------------
Enron Energy Services North
  America, Inc.                         02-10007             1              -                 -              1
Enron LNG Marketing LLC                 02-10038             -              -                 -              -
Calypso Pipeline, LLC                   02-10059             -              -                 -              -
Enron Global LNG LLC                    02-10060             -              -                 -              -
Enron International Fuel
  Management Company                    02-10061             -              -                 -              -
Enron Natural Gas Marketing Corp.       02-10132             3              -                 -              3
ENA Upstream Company LLC                02-10232             -              -                 -              -
Enron Liquid Fuels, Inc.                02-10252            (2)             -                 -             (2)
Enron LNG Shipping Company              02-10346             -              -                 -              -
Enron Property & Services Corp.         02-10464            (1)             -                 -             (1)
Enron Capital & Trade Resources
  International Corp.                   02-10613            12              -                 -             12
Enron Communication Leasing Corp.       02-10632             1              -                 -              1
Enron Wind Corp. (a)                    02-10743
Enron Wind Systems, Inc. (a)            02-10747
Enron Wind Energy Systems Corp. (a)     02-10748
Enron Wind Maintenance Corp. (a)        02-10751
Enron Wind Constructors Corp. (a)       02-10755
EREC Subsidiary I, LLC                  02-10757             -              -                 -              -
EREC Subsidiary II, LLC                 02-10760             -              -                 -              -
EREC Subsidiary III, LLC                02-10761             -              -                 -              -
EREC Subsidiary IV, LLC                 02-10764             -              -                 -              -
EREC Subsidiary V, LLC                  02-10766             -              -                 -              -
Intratex Gas Company                    02-10939             -              -                 -              -
Enron Processing Properties, Inc.       02-11123             -              -                 -              -
Enron  Methanol Company                 02-11239            (2)             -                 -             (2)
Enron Ventures Corp.                    02-11242             -              -                 -              -
Enron Mauritius Company                 02-11267             -              -                 -              -
Enron India Holding Ltd.                02-11268             -              -                 -              -
Offshore Power Production C.V.          02-11272             -              -                 -              -
The New Energy Trading Company          02-11824             -              -                 -              -
EES Service Holdings Inc.               02-11884             -              -                 -              -
Enron Wind Development LLC (a)          02-12104
ZWHC, LLC (a)                           02-12105
Zond Pacific, LLC (a)                   02-12106
Enron Reserve Acquisition Corp.         02-12347            14              -                 -             14
EPC Estate Services, Inc. (formerly
  National Energy Production
  Corp.) (a)                            02-12398
Enron Power & Industrial
  Construction Co. (a)                  02-12400
NEPCO Power Procurement Co. (a)         02-12402
NEPCO Services International, Inc. (a)  02-12403
                                                         -----------------------------------------------------
Combined Debtor Entities                                 $   2        $    (8)             $ (6)         $ (12)
                                                         =====================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 3
                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                               As of May 31, 2002
                                  (In Millions)

                                        Current
Debtor Company                          Case No.          1-30           31-60           61-90            91 +            Total
---------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.          01-16033        $    -         $    -          $      -          $   -            $    -
Enron Corp.                             01-16034             1              -                 1              6                 8
Enron North America Corp.               01-16035            18              -                 -              -                18
Enron Power Marketing, Inc.             01-16036             -              -                 -              -                 -
PBOG Corp.                              01-16037             -              -                 -              -                 -
Smith Street Land Company               01-16038             -              -                 -              -                 -
Enron Broadband Services, Inc.          01-16039             -              -                 -              -                 -
Enron Energy Services Operations, Inc.  01-16040             -              -                 -              2                 2
Enron Energy Marketing Corp.            01-16041             -              -                 -              -                 -
Enron Energy Services, Inc.             01-16042             -              -                 -              -                 -
Enron Energy Services, LLC              01-16043             -              -                 -              -                 -
Enron Transportation Services Company   01-16044             -              -                 -              -                 -
BAM Leasing Company                     01-16045             -              -                 -              -                 -
ENA Asset Holdings, L.P.                01-16046             -              -                 -              -                 -
Enron Gas Liquids, Inc.                 01-16048             -              -                 -              -                 -
Enron Global Markets LLC                01-16076             -              -                 -              -                 -
Enron Net Works L.L.C.                  01-16078             5              -                 -              -                 5
Enron Industrial Markets LLC            01-16080             -              -                 -              -                 -
Operational Energy Corp.                01-16109             -              -                 -              -                 -
Enron Engineering & Construction Co.    01-16110             -              -                 -              1                 1
Enron Engineering & Operational
  Services Co.                          01-16111             -              -                 -              -                 -
Garden State Paper Company LLC          01-16280             -              -                 -              -                 -
Palm Beach Development Company, L.L.C.  01-16319             -              -                 -              -                 -
Tenant Services, Inc.                   01-16428             -              -                 -              -                 -
Enron Energy Information
  Solutions, Inc.                       01-16429             -              -                 -              -                 -
EESO Merchant Investments, Inc.         01-16430             -              -                 -              -                 -
Enron Federal Solutions, Inc.           01-16431             -              -                 -              -                 -
Enron Freight Markets Corp.             01-16467             -              -                 -              -                 -
Enron Broadband Services, L.P.          01-16483             -              -                 -              -                 -

                           Continued on the next page

                                                                         Table 3
                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                               As of May 31, 2002
                                  (In Millions)

                                        Current
Debtor Company                          Case No.          1-30           31-60           61-90            91 +            Total
---------------------------------------------------------------------------------------------------------------------------------
Enron Energy Services North
  America, Inc.                         02-10007             -              -                 -              -                 -
Enron LNG Marketing LLC                 02-10038             -              -                 -              -                 -
Calypso Pipeline, LLC                   02-10059             -              -                 -              -                 -
Enron Global LNG LLC                    02-10060             -              -                 -              -                 -
Enron International Fuel Management
  Company                               02-10061             -              -                 -              -                 -
Enron Natural Gas Marketing Corp.       02-10132             -              -                 -              -                 -
ENA Upstream Company LLC                02-10232             -              -                 -              -                 -
Enron Liquid Fuels, Inc.                02-10252             -              -                 -              -                 -
Enron LNG Shipping Company              02-10346             -              -                 -              -                 -
Enron Property & Services Corp.         02-10464             -              -                 -              -                 -
Enron Capital & Trade Resources
  International Corp.                   02-10613             -              -                 -              -                 -
Enron Communication Leasing Corp.       02-10632             -              -                 -              -                 -
Enron Wind Corp.(a)                     02-10743
Enron Wind Systems, Inc. (a)            02-10747
Enron Wind Energy Systems Corp. (a)     02-10748
Enron Wind Maintenance Corp. (a)        02-10751
Enron Wind Constructors Corp. (a)       02-10755
EREC Subsidiary I, LLC                  02-10757             -              -                 -              -                 -
EREC Subsidiary II, LLC                 02-10760             -              -                 -              -                 -
EREC Subsidiary III, LLC                02-10761             -              -                 -              -                 -
EREC Subsidiary IV, LLC                 02-10764             -              -                 -              -                 -
EREC Subsidiary V, LLC                  02-10766                            -                 -              -                 -
-
Intratex Gas Company                    02-10939             -              -                 -              -                 -
Enron Processing Properties, Inc.       02-11123             -              -                 -              -                 -
Enron  Methanol Company                 02-11239             -              -                 -              -                 -
Enron Ventures Corp.                    02-11242             -              -                 -              -                 -
Enron Mauritius Company                 02-11267             -              -                 -              -                 -
Enron India Holding Ltd.                02-11268             -              -                 -              -                 -
Offshore Power Production C.V.          02-11272             -              -                 -              -                 -
The New Energy Trading Company          02-11824             -              -                 -              -                 -
EES Service Holdings Inc.               02-11884             -              -                 -              -                 -
Enron Wind Development LLC (a)          02-12104
ZWHC, LLC (a)                           02-12105
Zond Pacific, LLC (a)                   02-12106
Enron Reserve Acquisition Corp.         02-12347             -              -                 -              -                 -
EPC Estate Services, Inc. (formerly
  National Energy Production
  Corp.) (a)                            02-12398
Enron Power & Industrial
  Construction Co. (a)                  02-12400
NEPCO Power Procurement Co. (a)         02-12402
NEPCO Services International, Inc. (a)  02-12403
                                                        ------------------------------------------------------------------------
Combined Debtor Entities                                $   24         $     -            $   1        $     9            $   34
                                                        ========================================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 4

Receivables Aging - Non-Commodity

                               As of May 31, 2002
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
----------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   -      $   -      $  -       $  -       $  1     $    1
Enron Corp.                                    01-16034             -          5         4        425         23        457
Enron North America Corp.                      01-16035             -          -         1         28         (1)        28
Enron Power Marketing, Inc.                    01-16036             -          -         -          -          -          -
PBOG Corp.                                     01-16037             -          -         -          -          -          -
Smith Street Land Company                      01-16038             -          -         -          -          -          -
Enron Broadband Services, Inc.                 01-16039             -          -         1         16        188        205
Enron Energy Services Operations, Inc.         01-16040             4          -         -          -         14         18
Enron Energy Marketing Corp.                   01-16041             -          -         -          -          -          -
Enron Energy Services, Inc.                    01-16042             -          -         -          -         13         13
Enron Energy Services, LLC                     01-16043             -          -         -          -          4          4
Enron Transportation Services Company          01-16044             -          -         -          1          -          1
BAM Leasing Company                            01-16045             -          -         -          -          -          -
ENA Asset Holdings, L.P.                       01-16046             -          -         -         41          -         41
Enron Gas Liquids, Inc.                        01-16048             -          -         -          -          -          -
Enron Global Markets LLC                       01-16076             -          -         -          -          -          -
Enron Net Works L.L.C.                         01-16078             -          -         1          -          2          3
Enron Industrial Markets LLC                   01-16080             -          -         -          -          -          -
Operational Energy Corp.                       01-16109             -          -         -          1          -          1
Enron Engineering & Construction Co.           01-16110             -          -         -          4          -          4
Enron Engineering & Operational
 Services Co.                                  01-16111             -          -         -          -          -          -
Garden State Paper Company LLC                 01-16280             -          -         -          -          6          6
Palm Beach Development Company, L.L.C.         01-16319             -          -         -          -          -          -
Tenant Services, Inc.                          01-16428             -          -         -          -          -          -
Enron Energy Information
 Solutions, Inc.                               01-16429             -          -         -          -          -          -
EESO Merchant Investments, Inc.                01-16430             -          -         -          -          -          -
Enron Federal Solutions, Inc.                  01-16431             -          -         -          -          6          6
Enron Freight Markets Corp.                    01-16467             -          -         -          -          -          -
Enron Broadband Services, L.P.                 01-16483             -          -         1          3         (3)         1

                           Continued on the next page

                                                                         Table 4

                               As of May 31, 2002
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other      Total
----------------------------------------------------------------------------------------------------------------------------
Enron Energy Services North America, Inc.      02-10007             -          -         -         10         (1)         9
Enron LNG Marketing LLC                        02-10038             -          -         -          -          -          -
Calypso Pipeline, LLC                          02-10059             -          -         -          -          -          -
Enron Global LNG LLC                           02-10060             -          -         -          -          -          -
Enron International Fuel Management Company    02-10061             -          -         -          -          -          -
Enron Natural Gas Marketing Corp.              02-10132             -          -         -          -          -          -
ENA Upstream Company LLC                       02-10232             -          -         -          -          -          -
Enron Liquid Fuels, Inc.                       02-10252             -          -         -          -          -          -
Enron LNG Shipping Company                     02-10346             -          -         -          -          -          -
Enron Property & Services Corp.                02-10464             -          -         -          6          -          6
Enron Capital & Trade Resources
  International Corp.                          02-10613             -          -         -          -          3          3
Enron Communication Leasing Corp.              02-10632             -          -         -          -          -          -
Enron Wind Corp. (a)                           02-10743
Enron Wind Systems, Inc. (a)                   02-10747
Enron Wind Energy Systems Corp. (a)            02-10748
Enron Wind Maintenance Corp. (a)               02-10751
Enron Wind Constructors Corp. (a)              02-10755
EREC Subsidiary I, LLC                         02-10757             -          -         -          -          -          -
EREC Subsidiary II, LLC                        02-10760             -          -         -          -          -          -
EREC Subsidiary III, LLC                       02-10761             -          -         -          -          -          -
EREC Subsidiary IV, LLC                        02-10764             -          -         -          -          -          -
EREC Subsidiary V, LLC                         02-10766             -          -         -          -          -          -
Intratex Gas Company                           02-10939             -          -         -          -          -          -
Enron Processing Properties, Inc.              02-11123             -          -         -          -          -          -
Enron Methanol Company                         02-11239             -          -         -          -          -          -
Enron Ventures Corp.                           02-11242             -          -         -          -          -          -
Enron Mauritius Company                        02-11267             -          -         -          -          -          -
Enron India Holding Ltd.                       02-11268             -          -         -          -          -          -
Offshore Power Production C.V.                 02-11272             -          -         -          -          -          -
The New Energy Trading Company                 02-11824             -          -         -          -          -          -
EES Service Holdings, Inc.                     02-11884             -          -         -          -          -          -
Enron Wind Development LLC (a)                 02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific, LLC (a)                          02-12106
Enron Reserve Acquisition Corp.                02-12347             -          -         -          -          -          -
EPC Estate Services, Inc. (formerly
  National Energy Production Corp.) (a)        02-12398
Enron Power & Industrial Construction Co. (a)  02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
                                                                  ---------------------------------------------------------
Combined Debtor Entities                                          $ 4      $   5      $   8     $ 535       $255      $ 807
                                                                  =========================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 5

                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                        For the Month Ended May 31, 2002
                                  (In Millions)

                                                              Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.        Balance      Billings     Received      Adjustments      Balance
-------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   1        $   -        $   -           $  -          $    1
Enron Corp.                                    01-16034           462            3           (9)             1             457
Enron North America Corp.                      01-16035            35            -           (6)            (1)             28
Enron Power Marketing, Inc.                    01-16036             -            -            -              -               -
PBOG Corp.                                     01-16037             -            -            -              -               -
Smith Street Land Company                      01-16038             -            -            -              -               -
Enron Broadband Services, Inc.                 01-16039           222            1            -            (18)            205
Enron Energy Services Operations, Inc.         01-16040            18            7           (4)            (3)             18
Enron Energy Marketing Corp.                   01-16041             -            -            -              -               -
Enron Energy Services, Inc.                    01-16042            19            -           (5)            (1)             13
Enron Energy Services, LLC                     01-16043             4            -            -              -               4
Enron Transportation Services Company          01-16044             1            -            -              -               1
BAM Leasing Company                            01-16045             -            -            -              -               -
ENA Asset Holdings, L.P.                       01-16046            41            -            -              -              41
Enron Gas Liquids, Inc.                        01-16048             -            -            -              -               -
Enron Global Markets LLC                       01-16076             -            -            -              -               -
Enron Net Works L.L.C.                         01-16078             3            -            -              -               3
Enron Industrial Markets LLC                   01-16080             -            -            -              -               -
Operational Energy Corp.                       01-16109             1            -            -              -               1
Enron Engineering & Construction Co.           01-16110             4            -            -              -               4
Enron Engineering & Operational
  Services Co.                                 01-16111             -            -            -              -               -
Garden State Paper Company LLC                 01-16280             6            -            -              -               6
Palm Beach Development Company, L.L.C.         01-16319             -            -            -              -               -
Tenant Services, Inc.                          01-16428             -            -            -              -               -
Enron Energy Information
  Solutions, Inc.                              01-16429             -            -            -              -               -
EESO Merchant Investments, Inc.                01-16430             -            -            -              -               -
Enron Federal Solutions, Inc.                  01-16431             6            -            -              -               6
Enron Freight Markets Corp.                    01-16467             -            -            -              -               -
Enron Broadband Services, L.P.                 01-16483             3            2            -             (4)              1

                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                        For the Month Ended May 31, 2002
                                  (In Millions)

                                                              Beginning                  Payments         Other         Ending
Debtor Company                                 Case No.        Balance      Billings     Received      Adjustments      Balance
-------------------------------------------------------------------------------------------------------------------------------
Enron Energy Services North America, Inc.      02-10007             9            -            -              -               9
Enron LNG Marketing LLC                        02-10038             -            -            -              -               -
Calypso Pipeline, LLC                          02-10059             -            -            -              -               -
Enron Global LNG LLC                           02-10060             -            -            -              -               -
Enron International Fuel Management Company    02-10061             -            -            -              -               -
Enron Natural Gas Marketing Corp.              02-10132             -            -            -              -               -
ENA Upstream Company LLC                       02-10232             -            -            -              -               -
Enron Liquid Fuels, Inc.                       02-10252             -            -            -              -               -
Enron LNG Shipping Company                     02-10346             -            -            -              -               -
Enron Property & Services Corp.                02-10464             5            1            -              -               6
Enron Capital & Trade Resources
International Corp.                            02-10613             3            -            -              -               3
Enron Communication Leasing Corp.              02-10632             -            -            -              -               -
Enron Wind Corp.  (a)                          02-10743
Enron Wind Systems, Inc. (a)                   02-10747
Enron Wind Energy Systems Corp. (a)            02-10748
Enron Wind Maintenance Corp. (a)               02-10751
Enron Wind Constructors Corp. (a)              02-10755
EREC Subsidiary I, LLC                         02-10757             -            -            -              -               -
EREC Subsidiary II, LLC                        02-10760             -            -            -              -               -
EREC Subsidiary III, LLC                       02-10761             -            -            -              -               -
EREC Subsidiary IV, LLC                        02-10764             -            -            -              -               -
EREC Subsidiary V, LLC                         02-10766             -            -            -              -               -
Intratex Gas Company                           02-10939             -            -            -              -               -
Enron Processing Properties, Inc.              02-11123             -            -            -              -               -
Enron Methanol Company                         02-11239             -            -            -              -               -
Enron Ventures Corp.                           02-11242             -            -            -              -               -
Enron Mauritius Company                        02-11267             -            -            -              -               -
Enron India Holding Ltd.                       02-11268             -            -            -              -               -
Offshore Power Production C.V.                 02-11272             -            -            -              -               -
The New Energy Trading Company                 02-11824             -            -            -              -               -
EES Services Holdings, Inc.                    02-11884             -            -            -              -               -
Enron Wind Development LLC. (a)                02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific, LLC (a)                          02-12106
Enron Reserve Acquisition Corp.                02-12347             -            -            -              -               -
EPC Estate Services, Inc. (formerly
  National Energy Production Corp.) (a)        02-12398
Enron Power & Industrial Construction Co. (a)  02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
                                                                -------------------------------------------------------------
Combined Debtor Entities                                        $ 843        $  14        $ (24)         $ (26)          $807
                                                                =============================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 6

                                  Enron Debtors
                       Commodity Receivables and Payables
                               As of May 31, 2002
                                  (In Millions)

Debtor Company                                 Case No.                 Receivables            Payables
--------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033                  $     3               $    6
Enron Corp.                                    01-16034                        -                    -
Enron North America Corp.                      01-16035                    1,394                1,972
Enron Power Marketing, Inc.                    01-16036                      361                  577
PBOG Corp.                                     01-16037                        -                    -
Smith Street Land Company                      01-16038                        -                    -
Enron Broadband Services, Inc.                 01-16039                        -                    -
Enron Energy Services Operations, Inc.         01-16040                      237                  309
Enron Energy Marketing Corp.                   01-16041                      191                   34
Enron Energy Services, Inc.                    01-16042                      836                  224
Enron Energy Services, LLC                     01-16043                        -                    -
Enron Transportation Services Company          01-16044                        -                    -
BAM Leasing Company                            01-16045                        -                    -
ENA Asset Holdings, L.P.                       01-16046                        -                    -
Enron Gas Liquids, Inc.                        01-16048                       28                   38
Enron Global Markets LLC                       01-16076                        -                    -
Enron Net Works L.L.C.                         01-16078                        -                    -
Enron Industrial Markets LLC                   01-16080                        -                    -
Operational Energy Corp.                       01-16109                        -                    -
Enron Engineering & Construction Co.           01-16110                        -                    -
Enron Engineering & Operational
  Services Co.                                 01-16111                        -                    -
Garden State Paper Company LLC                 01-16280                        6                   29
Palm Beach Development Company, L.L.C.         01-16319                        -                    -
Tenant Services, Inc.                          01-16428                       (1)                  28
Enron Energy Information
  Solutions, Inc.                              01-16429                        -                    -
EESO Merchant Investments, Inc.                01-16430                        -                    -
Enron Federal Solutions, Inc.                  01-16431                        -                    -
Enron Freight Markets Corp.                    01-16467                        6                    4
Enron Broadband Services, L.P.                 01-16483                        -                    -

                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                               As of May 31, 2002
                                  (In Millions)

Debtor Company                                 Case No.                 Receivables            Payables
---------------------------------------------------------------------------------------------------------
Enron Energy Services North America, Inc.      02-10007                        -                    -
Enron LNG Marketing LLC                        02-10038                        -                    -
Calypso Pipeline, LLC                          02-10059                        -                    -
Enron Global LNG LLC                           02-10060                        -                    -
Enron International Fuel Management Company    02-10061                        -                    -
Enron Natural Gas Marketing Corp.              02-10132                        -                   15
ENA Upstream Company LLC                       02-10232                       31                   68
Enron Liquid Fuels, Inc.                       02-10252                       18                   25
Enron LNG Shipping Company                     02-10346                        1                    -
Enron Property & Services Corp.                02-10464                        -                    -
Enron Capital & Trade Resources
   International Corp.                         02-10613                       43                   68
Enron Communication Leasing Corp.              02-10632                        -                    -
Enron Wind Corp. (a)                           02-10743
Enron Wind Systems, Inc. (a)                   02-10747
Enron Wind Energy Systems Corp. (a)            02-10748
Enron Wind Maintenance Corp. (a)               02-10751
Enron Wind Constructors Corp. (a)              02-10755
EREC Subsidiary I, LLC                         02-10757                        -                    -
EREC Subsidiary II, LLC                        02-10760                        -                    -
EREC Subsidiary III, LLC                       02-10761                        -                    -
EREC Subsidiary IV, LLC                        02-10764                        -                    -
EREC Subsidiary V, LLC                         02-10766                        -                    -
Intratex Gas Company                           02-10939                        -                    -
Enron Processing Properties, Inc.              02-11123                        -                    -
Enron Methanol Company                         02-11239                        -                    -
Enron Ventures Corp.                           02-11242                        -                    -
Enron Mauritius Company                        02-11267                        -                    -
Enron India Holding Ltd.                       02-11268                        -                    -
Offshore Power Production C.V.                 02-11272                        -                    -
The New Energy Trading Company                 02-11824                        -                    -
EES Service Holdings, Inc.                     02-11884                        -                    -
Enron Wind Development LLC (a)                 02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific, LLC (a)                          02-12106
Enron Reserve Acquisition Corp.                02-12347                        -                    -
EPC Estate Services, Inc. (formerly
  National Energy Production Corp.) (a)        02-12398
Enron Power & Industrial Construction Co. (a)  02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
                                                                         ----------------------------
Combined Debtor Entities                                                 $ 3,154               $3,397
                                                                         ============================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

                                                                         Table 7

                                 Enron Entities
                               Asset Dispositions
                        For the Month Ended May 31, 2002
                                  (In Millions)

                                                                              Asset                     Book
Company                                Date Closed                         Description                  Value          Proceeds
-------------------------------------------------------------------------------------------------------------------------------
Debtor Companies
----------------
Enron Wind Corp.                        5/10/02                         Domestic turbine               $  81            $102
and certain debtor subsidiaries                                         manufacturing  business.

Enron Global Markets LLC                5/01/02 through                 NOx / SO2 Emissions
                                        5/31/02                         credits.                       $   -            $  6
Non-Debtor Companies
--------------------
Enron Trailblazer                       5/06/02                         33% interest in pipeline       $  45            $ 68
Pipeline Company                                                        company in Colorado

Telecom MHC Ltd.                        5/31/02                         Sale of 100% interest          $  12            $  1
                                                                        in Internet Data Centers
                                                                        located in Mumbai, India

Certain  non-debtor                     5/10/02                         European turbine               $ 112            $178
subsidiaries of Enron Wind Corp.                                        manufacturing business

Note:
In May 2002, Azurix Corp. (an unconsolidated affiliate of Enron Corp.) completed the sale of Wessex Water Ltd. for approximately $1.768 billion, consisting of $777 million in cash and $991 million in assumed debt. The proceeds from the sale were used by Azurix to redeem substantially all of Azurix's corporate debt.